                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary proxy statement.

[_]  Definitive proxy statement.

[X]  Definitive additional materials.

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
------------------------------------------------
(Name of Registrant as Specified In Its Charter)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                                                                        --------

     (2) Aggregate number of securities to which transaction applies:
                                                                     -----------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                       ---------

     (4) Proposed maximum aggregate value of transaction:
                                                         -----------------------

     (5) Total fee paid:
                        --------------------------------------------------------

         [_]  Fee paid previously with preliminary materials.
         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1) Amount Previously Paid:
                                         ---------------------------------------
              (2) Form, Schedule or Registration Statement No.:
                                                               -----------------
              (3) Filing Party:
                               -------------------------------------------------
              (4) Date Filed:
                             ---------------------------------------------------

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS


                      To Be Held on Thursday, June 13, 2002

     Notice is hereby given that the Annual Meeting of Shareholders of Integrated Business Systems and Services, Inc., a South Carolina corporation, will be held at the Company's headquarters, 115 Atrium Way, Suite 228, Columbia, South Carolina on Thursday, June 13, 2002 at 10:00 a.m. for the following purposes:


     (1)  Election of Directors;

     (2)  Approval of an amendment to the Company's 2001 Stock Incentive Plan;

     (3) Ratification of the appointment of Scott McElveen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

     (4) Transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

     Only shareholders whose names appeared of record on the books of the Company on April 29, 2002 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return to the Company's stock transfer agent the enclosed proxy card in the enclosed, self-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

     By Order of the Board of Directors,


     George E. Mendenhall, Ph.D.
     Chief Executive Officer and Chairman of the Board

Columbia, South Carolina
April 30, 2002

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                            Suite 228, 115 Atrium Way
                         Columbia, South Carolina 29223

                                 PROXY STATEMENT

Date, Time and Place of Annual Meeting


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Integrated Business Systems and Services, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held for the purposes described in this proxy statement. The Annual Meeting will be held at the Company's headquarters at 115 Atrium Way, Suite 228, Columbia, South Carolina, on Thursday, June 13, 2002, at 10:00 a.m. This proxy statement and the accompanying form of proxy are being mailed to shareholders commencing on or about May 10, 2002.


Proposals to be Voted Upon

     At the Annual Meeting, shareholders will be asked to vote upon the following proposals:


     1.   To elect one member to the Board of Directors;
     2.   To approve an amendment to the Company's 2001 Stock Incentive Plan;
     3. To ratify the appointment of Scott McElveen, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2002; and
     4. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.


Record Date

     Only holders of record of our common stock at the close of business on April 29, 2002 (the "Record Date") are entitled to notice of, and will be entitled to vote at, the Annual Meeting.

Shares Outstanding and Entitled to Vote

     The common stock of the Company is entitled to one vote per share on each matter that is presented for shareholder approval at the Annual Meeting. As of the close of business on the Record Date, there were 17,829,811 issued and outstanding shares of the common stock held by approximately 67 shareholders of record. All of those shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Consequently, each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Voting and Revocation of Proxies


     Shareholders are requested to complete, date and sign the accompanying form of proxy and promptly return it in the accompanying envelope or otherwise mail it to the Company. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated on a proxy, that proxy will be voted FOR each of the proposals described in this proxy statement, including election of the director nominee set forth in this proxy statement.

     The Board of Directors does not presently intend to bring any business before the Annual Meeting other than the specific Company proposals referred to in this proxy statement and specified in the accompanying Notice of the Annual Meeting. So far as is known to the Board of Directors, no other matters are to be brought before the Annual Meeting. If any other business properly comes before the Annual Meeting, it is intended that proxies, in the form accompanying this proxy statement, will be voted on such matters in accordance with the judgment of the persons voting such proxies.


     Any shareholder who has signed the form of proxy that accompanies this proxy statement may revoke it at any time before it is voted at the Annual Meeting by (i) delivering to the Secretary of the Company a written notice, bearing a date later than the date of execution of the form of proxy, stating that such proxy is revoked, (ii) signing and so delivering a form of proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the form of proxy that accompanies this proxy statement.


Quorum

     The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or at any adjournment of the Annual Meeting. Directions to withhold authority to vote for directors, abstentions, and broker non-votes will be considered shares present in person or by proxy and entitled to vote, and therefore, will be counted for purposes of determining whether there is a quorum at the Annual Meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.)

     If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

Vote Required

     Election of Directors

     Under the Company's bylaws, directors are elected by plurality vote. This means that the director nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors at the meeting are elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. The Articles of Incorporation of the Company do not allow for cumulative voting in the election of directors.


     Approval of an Amendment to the Company's 2001 Stock Incentive Plan and Ratification of Auditor's Proposal


     Approval by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve each of the Amendment to the Company's 2001 Stock Incentive Plan proposal, and the ratification of auditors proposal. Accordingly, abstentions will have the same effect as a vote against such proposals. Broker non-votes will be considered shares present but not entitled to vote and, therefore, will have no effect on the outcome of the vote. Approval of the Amendment to the Company's 2001 Stock Incentive Plan proposal is required pursuant to the Internal Revenue Code.

Solicitation of Proxies and Expenses

     The Company will bear the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy to shareholders. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies from shareholders by telephone, telegram, letter, facsimile or in person. No compensation will be paid for such solicitations. The Company intends to request brokers, banking institutions, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement and the accompanying materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable forwarding expenses.

Description of Proposals

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


     One director is to be elected at the Annual Meeting. The Company's
Articles of Incorporation provide for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board of Directors are elected at each annual meeting to serve until the third annual shareholder's meeting after their election. The Board of Directors is currently comprised of seven director seats that are divided into three classes with staggered terms. At the date of the Annual Meeting, the Board of Directors will consist of three directors, with four vacancies. One director currently serves in the class of two directors with a term expiring at the Annual Meeting. A vacancy was created in this class upon the voluntary withdrawal from board membership by Mr. Harry
P. Langley in October 2001. This vacancy has not yet been filled by the Board of Directors. One director currently serves in the class of three directors with a term expiring at the annual meeting in 2003. Three vacancies were created in this class upon the voluntary withdrawals from board membership by Mr. Roger A. Kazanowski in May 2002, Mr. R. Michael Campbell in January 2002 and Russell King in September 2001. The vacancy created by Mr. King's withdrawal was filled by the Board's concurrent appointment of Mr. Roger A. Kazanowski as a director. The two vacancies in this class have not yet been filled by the Board of Directors. One director currently serves in the class of two directors with a term expiring at the Annual Meeting in 2004. A vacancy was created in this class at the 2001 annual meeting of shareholders at which the Board nominated only one person for election to this class. The Board has not yet filled this vacancy.

     The current term of one member of the Board of Directors, Carl Joseph Berger, Jr. will expire at the Annual Meeting. The Board of Directors has nominated Mr. Berger for election as a director at the Annual Meeting for a term expiring at the third annual meeting of shareholders after the date of his election. For additional information on Mr. Berger, please see the information set forth elsewhere in this proxy statement under the heading
"Management - Directors and Executive Officers."

     Because the Board of Directors is currently composed of seven director seats, with four vacancies, the nomination of only one person for election to the class of two director seats with a term expiring at the Annual Meeting will continue the vacancy in that class of directors. The Board of Directors has indicated that it does not expect to have that vacancy or either of the other three existing vacancies filled at the Annual Meeting. Consequently, immediately following the Annual Meeting, the Board of Directors will continue to consist of three members. Pursuant to the Company's bylaws and applicable South Carolina corporate law, the three directors who will serve following the Annual Meeting will have the authority prior to the next annual shareholder's meeting to elect individuals to fill one or more of the four vacancies that will exist on the Board of Directors. Management is currently in the process of identifying suitable candidates for election to fill such vacancies.

     The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is specifically withheld, they intend to vote for the election of the nominee listed above. A shareholder executing the accompanying proxy may vote for the nominee or may withhold such vote from the nominee. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that the nominee will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of another person in accordance with their best judgment.

     The persons named in the form of proxy will vote the proxy as specified. If no specification is made, the proxy will be voted "for" the election of the nominee listed above.


                                  PROPOSAL TWO

        APPROVAL OF AMENDMENT TO THE COMPANY'S 2001 STOCK INCENTIVE PLAN

General

     On April 12, 2002, the Board of Directors approved an amendment (the "Amendment") to the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan (the "Stock Plan"), subject to the approval of the Amendment by the shareholders at the Annual Meeting. The Amendment increases the number of shares of common stock that may be issued under the Stock Plan from 600,000 shares to 1,200,000 shares. The increase in such number of issuable shares is expected to be sufficient for the remainder of the term of the Stock Plan, thereby removing the need for any future shareholder approval of the number of shares issuable under the Stock Plan.


     The Board of Directors approved the Amendment to be effective April 12, 2002. The approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and shares held in street name voted as to any matter at the Annual Meeting will be included in determining the number of votes present or represented at the Annual Meeting. If the Amendment is not approved by the shareholders, the Stock Plan will remain in effect without the Amendment. The following discussion of the Stock Plan, as amended by the proposed Amendment, is qualified in its entirety by reference to the Stock Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan, as amended, to each shareholder to whom a copy of this proxy statement is delivered. Requests should be directed to: Ms. Sharon R. Gambrell, Executive Assistant, Integrated Business Systems and Services, Inc., 115 Atrium Way, Suite 228, Columbia, South Carolina 29223, telephone: (803) 736-5595.


Purpose


     The Stock Plan was initially approved by the shareholders of the Company to be effective as of February 23, 2001. The Stock Plan is intended to provide the Company with maximum flexibility to meet the evolving needs of the Company in providing stock-based incentives and rewards to officers, directors and employees of the Company, and to consultants and advisors to the Company who are and have been in a position to contribute materially to improving the Company's profits. The enhanced employment incentives available through the Stock Plan are expected to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees. Through the operation of the Stock Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, common stock, thus maintaining their personal and proprietary interests in the Company's continued success and progress.

Administration


     The Board of Directors has the ultimate authority to oversee and carry out the provisions of the Stock Plan. The Board of Directors has designated the Board's existing Compensation and Human Resources Committee (the "Committee") to assume such duties and any other duties as are contemplated for any committee so designated by the Board of Directors under the terms of the Stock Plan. Consequently, until otherwise directed by the Board of Directors, the Committee will be responsible to the Board for the operation of the Stock Plan and will make recommendations to the Board with respect to participation in the Stock Plan by officers, directors and employees of, and consultants and advisors to, the Company, and with respect to the extent of that participation. During 2001 the Committee was composed of Mr. Carl Joseph Berger, Jr., and Mr. Roger A. Kazanowski. The interpretation and construction by the Committee of any provisions of the Stock Plan or of any award granted under the Stock Plan are final. All awards made under the Stock Plan are evidenced by written agreements between the Company and the participant.


Operation

     The Stock Plan provides for the grant of incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), stock appreciation rights ("SARs") and restricted stock awards ("Restricted Stock"). The Stock Plan is effective for a term of ten years after the date of its adoption by the Board of Directors (February 23, 2001). As amended by the proposed Amendment, a maximum of 1,200,000 shares of the Company's common stock may be issued pursuant to awards granted under the Stock Plan, and the Board of Directors has reserved 1,200,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital stock structure of the Company affecting the common stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, spin-off, spin-out, or other distribution of assets materially affecting the price of the common stock, or any assumption or conversion to the Stock Plan of an acquired company's outstanding option grants), and the Committee is authorized to adjust the terms of awards under the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan. If the proposed Amendment is approved by the shareholders at the Annual Meeting, the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-8 with respect to the Stock Plan in order to register under the Securities Act of 1933 the shares of common stock reserved under the Plan.

     All obligations of the Company under the Stock Plan and under any award granted under the Stock Plan will be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business or assets of the Company, or a merger, consolidation or otherwise. Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules or regulations, upon the occurrence of a change in control of the Company, each then outstanding option and SAR that is not otherwise exercisable will become immediately and fully exercisable, and any restrictions imposed on Restricted Stock will lapse. Under the Stock Plan, events constituting a change in control include the acquisition by any third party or group of 25 percent or more of the outstanding common stock; the change over a two-year period of the makeup of a majority of the members of the Board; a tender offer to acquire control of the outstanding common stock; shareholder approval of the liquidation of the Company; the sale of substantially all of the assets of the Company; or the merger, consolidation or reorganization of the Company where the voting securities of the Company prior to such event do not continue to constitute at least 75 percent of the voting securities of the surviving entity.

Eligibility


     Each officer, director and employee of the Company or any of its subsidiaries is eligible to participate in the Stock Plan. Awards under the Stock Plan may also be granted from time to time to persons serving as consultants or advisors to the Company or any of its subsidiaries. Awards that are granted at the same or at different times under the Stock Plan are not required to contain similar provisions. The Committee selects the individuals for participation in the Stock Plan. Members of the Committee are not restricted under the terms of the Stock Plan from participating in the Stock Plan while serving as members of the Committee. On the date of this proxy statement, four directors (including one non-employee director), approximately 40 employees and three consultants and advisors were eligible to participate in the Stock Plan.


     No awards may be granted under the Stock Plan after February 23, 2011. The Board may terminate the Stock Plan sooner without further action by the shareholders. The Board also may amend the Stock Plan without shareholder approval, except that no amendment that increases the number of shares of common stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan will become effective until such amendment is approved by the shareholders.

Stock Options

     The Stock Plan permits the granting of non-transferable ISOs that qualify as incentive stock options under Section 422A(b) of the Internal Revenue Code and non-transferable NSOs that do not so qualify. The option exercise price of each option will be determined by the Committee in its sole discretion, but may not be less than the fair market value of the common stock on the date the option is granted in the case of ISOs and may not be less than 50 percent of such fair market value in the case of NSOs. On April 26, 2002, the reported last sale price of the common stock on the Over-the-Counter Bulletin Board was $0.80 per share.


     The term of each option is fixed by the Committee, but may not exceed ten years from the date of grant. The Committee determines at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The exercise price of options granted under the Stock Plan may be paid by cash or check, by a note payable to the Company secured by the shares acquired upon exercise, by "cashless exercise" whereby the number of shares actually issued upon exercise is reduced by a formula set forth in the Stock Plan, by delivery of shares of common stock or by any combination of these forms of payment.


     Except as otherwise provided below, upon termination of a participant's employment, an option terminates upon the earliest to occur of the full exercise of the option, the expiration of the option by its terms, and the date three months following the date of employment termination. Should termination of employment (a) result from the death or permanent and total disability of a participant, such three-month termination period extends to one year, or (b) be for cause, the option terminates on the date of employment termination. The employment of a consultant or advisor is deemed terminated upon the Company's notice to the participant that the Company will no longer transact business with the consultant or advisor.

     To qualify as an ISO, an option may only be granted to an employee of the Company. Consequently, non-employee directors and consultants and advisors to the Company are not eligible to be granted ISOs. In addition, to qualify as an ISO, the option must meet additional federal tax requirements, including limits on the value of shares subject to ISOs first exercisable during any calendar year by any participants, and a shorter exercise period and higher minimum exercise price in the case of certain large shareholders. To the extent these special requirements are changed or eliminated, the Stock Plan will be amended accordingly.

Stock Appreciation Rights

     The Committee may also grant non-transferrable rights, alone or in conjunction with options, entitling the holder, upon exercise, to receive an amount in any combination of cash or shares of common stock (in the sole discretion of the Committee) equal to the increase since the date of grant in the fair market value of the shares covered by such SAR over the SAR price for such shares. The SAR price is established at the date of grant of the SAR and is determined by the Committee in its sole discretion, except that the SAR price may not be less than the fair market value of the common stock on the date the SAR is granted in the case of an SAR issued in tandem with an ISO, and may not be less than 50 percent of such fair market value in the case of all other SARs. The restrictions applicable to the exercise of SARs under the Stock Plan in the context of termination of employment with the Company are the same as those restrictions applicable to the exercise of stock options under the Stock Plan as discussed above.

Restricted Stock Awards

     The Committee may also award shares of common stock subject to such conditions and restrictions, if any, as the Committee may determine. The purchase price, if any, of such shares of "Restricted Stock" is determined by the Committee. Recipients of Restricted Stock may be required to enter into a Restricted Stock award agreement with the Company in such form as the Committee may determine, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may at any time waive such restrictions or accelerate such dates. Shares of Restricted Stock are generally non-transferable. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of any restrictions, then the shares are forfeited to the Company for no payment. Prior to the lapse of any restrictions on shares of Restricted Stock, the participant has all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to the Restricted Stock or specifically set forth in any Restricted Stock award agreement.

Current Awards

     Set forth below are the number of options that have been granted through the date of this proxy statement under the Stock Plan to the indicated individuals and groups.

                                                          Number of Shares
                                                             Underlying
Name and Position                                          Options Granted

Harry P. Langley
  Former President and Chief Executive Officer .........       10,000

George E. Mendenhall
  Chief Executive Officer and Chairman of the Board ....       58,722

Stuart E. Massey
  Executive Vice President and Chief Technology Officer.       58,722

All current executive officers, as a group
  (including the persons named above) ..................      241,847

All current directors and director nominees
  who are not executive officers, as a group ...........       57,000

All employees, including all current officers
  who are not executive officers, as a group ...........       90,000

Federal Income Tax Consequences

     The following discussion is intended only as a brief summary of the federal income tax rules currently in effect that are generally relevant to stock incentive awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

     Incentive Stock Options: For regular income tax purposes, no taxable income is realized by the optionee upon the grant or exercise of an ISO. The optionee must be an employee of the Company both at the time of grant of the ISO and at the time of its exercise. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then
(a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to the Company for federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (generally referred to as a "disqualifying disposition"), (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the applicable exercise price, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of common stock, and special rules may also apply where the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

     Nonqualified Stock Options: No income is realized by the optionee at the time an NSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934.

     Stock Appreciation Rights: No income is realized by a participant in connection with the grant of an SAR. When the SAR is exercised, or when a participant receives payment in cancellation of an SAR, the participant generally is required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled at the same time to a deduction for federal income tax purposes equal to the amount includable as ordinary income by such participant.

     Restricted Stock Awards: The recipient of Restricted Stock generally realizes ordinary income equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture, minus any amount paid for such stock. The Company receives a corresponding deduction. However, unless prohibited by any award agreement, a recipient may elect under Section 83(b) of the Internal Revenue Code to realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares are forfeited, the recipient is not entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. After the forfeiture period has expired, the holding period to determine whether the recipient, upon sale of the shares, has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient has elected immediate recognition of income under Section 83(b) of the Internal Revenue Code). If Restricted Stock is received in connection with another award under the Stock Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

     The foregoing discussion is provided for the information of shareholders and is not a complete description of the federal tax consequences in respect of transactions under the Stock Plan, nor does it describe state or local tax consequences.

     The Board of Directors recommends a vote "for" approval of the Amendment to the Company's 2001 Stock Incentive Plan. The persons named in the accompanying form of proxy will vote the proxy as specified. If no specification is made, the proxy will be voted "for" the approval of the Amendment.


                                 PROPOSAL THREE

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of Scott McElveen, LLP, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 2002, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors.

     The Board of Directors recommends a vote "for" this proposal. The persons named in the form of proxy will vote the proxy as specified. If no specification is made, the proxy will be voted "for" the ratification of the Company's independent auditors.

     A representative of Scott McElveen, LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                                 OTHER BUSINESS

     The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


                        PROPOSALS FOR 2003 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company by January 1, 2003 for possible inclusion in the proxy material relating to such meeting.

                                   MANAGEMENT

Directors and Executive Officers

     Set forth below is the age and certain biographical information with respect to each of the Company's directors and executive officers.

Director Nominee for the Term Expiring in 2005:

     Carl Joseph Berger, Jr., 66, retired in 1997 from Springs Industries, Inc., a New York Stock Exchange-listed manufacturer and marketer of home furnishings and specialty fabrics ("Springs"), after serving for eight years as Corporate Director for Electronic Data Interchange. During his thirty years with Springs, Mr. Berger served the company in various positions, including Director of Distribution. Prior to his service with Springs, he worked in various positions with Milliken and Company and M. Lowenstein Corporation, both of which are major textile manufacturers and marketers. Mr. Berger received a master's degree in Business Administration from Winthrop University and a Bachelor's degree from the University of Georgia. He has served on numerous boards and committees, including the District Three School Board in Rock Hill, South Carolina, where he also served for ten years as Treasurer. Mr. Berger has been a director of the Company since June 1998.


Director Whose Term Expires in 2004:


     George E. Mendenhall, Ph.D., 64, has served as Chairman of the Board and Chief Executive Officer since September 2001. Prior to that time, he had served as Vice President of Application Development since January 1998 and as Executive Vice President since May 1995. He initially became an employee of the Company in February 1994, serving as the Director of Industrial Consulting. He has served as a director of the Company since May 1995. Dr. Mendenhall's responsibilities include the general and active management of the business of the Company and seeing that all orders and resolutions of the Board of Directors are carried into effect. He also oversees the day-to-day management of the Synapse system business unit. Dr. Mendenhall received a Bachelor of Science degree in Economics from Manchester College in 1960 and a masters degree and a Ph.D. in Economics from Indiana University in 1968 and 1978, respectively. Dr. Mendenhall has conducted academic research and taught economics and other courses at Indiana University and Indiana Institute of Technology. In addition, he has published articles concerning research and evaluation techniques, and has been quoted in such periodicals as Computer World and Industry Week. Before joining the Company, Dr. Mendenhall provided consulting services and computer systems to various large manufacturing companies on an independent basis and, from 1990 through February 1994, provided consulting services to the Company. From 1984 until 1989, Dr. Mendenhall was the President of Synergistic Business Infrastructures Corporation ("SBI"), SBI was a computer systems integrator based in Fort Wayne, Indiana that specialized, among other things, in the conceptualization, design and implementation of manufacturing shop floor systems, data collection systems and material tracking systems.


Director Whose Term Expires in 2003:

     Stuart E. Massey, 42, has served as Executive Vice President of the Company since September 2001 and as a director of the Company since April of 1991. In April of 2002, Mr. Massey's title was modified to Executive Vice President and Chief Technology Officer. Prior to that time, he had served as Vice President of Engineering.

Mr. Massey also serves as the Company's Secretary. His responsibilities include the day-to-day management and coordination of large projects, including the continuing maintenance of the Synapse software configuration tool. Mr. Massey received a Bachelor of Science degree in Electrical and Computer Engineering from the University of South Carolina in 1986. Before joining the Company, Mr. Massey managed the implementation of an inter-bank financial transaction switch for automated teller machine and point-of-sale systems and assisted in the design of financial transaction processing software products for Applied Communications, Inc., among other things. Mr. Massey's experience in the industrial automation industry includes the design of a variety of computer control systems, such as airport lighting, industrial machine tool control, inventory control and shop floor control systems.

Other Executive Officers

     William S. McMaster, 44, has served as the Company's Chief Financial Officer since August 2000 and as the Company's General Counsel since May 2000. His responsibilities include overseeing the Company's financial reporting, internal controls, investor relations, treasury and legal compliance functions. Additionally, he coordinates all capital raising activities as well as any mergers, acquisitions or similar transactions. Prior to joining the Company, he was a partner in the law firm of Nexsen Pruet Jacobs & Pollard, LLP in Columbia, South Carolina where he was the team leader of the securities practice group for the firm's publicly traded clients. He continues to hold an Of Counsel position with Nexsen Pruet. Mr. McMaster has over seventeen years of experience in representing publicly traded companies in the areas of corporate finance, securities regulation, mergers and acquisitions, and employee benefits. Before joining Nexsen Pruet in 1989, Mr. McMaster practiced securities law at the law firm of Vinson & Elkins, LLP in Houston, Texas. Prior to receiving his law degree from the University of Virginia in 1985, he worked for two years with PricewaterhouseCoopers in Washington, D.C. He graduated summa cum laude from Duke University in 1980 with a degree in accounting and business administration. He became a Certified Public Accountant in 1982 and was admitted to the Texas State Bar in 1985 and the South Carolina Bar in 1989. He is past Chairman of the South Carolina Bar Section on Corporations, Banking and Securities.

     Donald R. Futch, 51, has served as Vice President of Business Development since April 13, 1999. Prior to that date, he served as Vice President of Operations since joining the Company in January 1998. Mr. Futch is responsible for marketing, sales and establishing strategic relationships with business partners and distribution channels. Mr. Futch received a masters degree in business administration with an emphasis in marketing research from the University of South Carolina in 1974. From October 1994 until he joined the Company, Mr. Futch served as Chief Information Officer for Telequest Corporation. Mr. Futch was awarded a patent for the creation of a telecommunications-based home banking system in August 1997. From May 1992 until joining Telequest Corporation in October 1994, Mr. Futch served as Vice President of Association Membership Services, Inc. (d/b/a Electronic Merchant Services), where he served primarily as an electronic payments system integrator to the hotel industry. From January 1983 through April 1992, Mr. Futch was a Technical Consultant for AT&T.

     James V. Hopkins, 50, has served as Vice President of Operations since April 13, 1999. Prior to his promotion to Vice President, he served as senior-account-manager since joining the Company in October 1995. Mr. Hopkins is responsible for customer related projects, including project management, account management, programming, quality assurance, training and documentation. From 1993 until he joined the Company, Mr. Hopkins served as Vice President of Association Membership Services, Inc. (d/b/a Electronic Merchant Services). Prior to Mr. Hopkins' employment with Electronic Merchant Services, he served from 1983 to 1993 as Director of Operations for the Division of Computing and Information Technology, a large-scale service bureau at Clemson University.

Board Meetings and Committees

     During 2001, the Board of Directors of the Company met as a Board or acted pursuant to unanimous written consent a total of six times. No director attended fewer than 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served.

     Pursuant to the bylaws of the Company, the Board of Directors has established an Audit and Risk Management Committee, and a Compensation and Human Resources Committee. The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders for election as directors at any annual meeting of the Company, provided the nomination is made in writing, properly identifies the shareholder making the nomination as a shareholder of record entitled to vote at such meeting, includes the consent of the nominee to serve, if elected, the representation of the nominating shareholder to appear in person or by proxy to nominate the identified nominee, provides pertinent information concerning the nominee's background, experience and any arrangement or understanding between the nominating shareholder and the nominee pursuant to which the nomination is made, and is delivered to the Secretary of the Company no later than ninety days prior to the annual meeting, unless the Company notifies the shareholders otherwise.


     During 2001, the Audit and Risk Management Committee was composed of Messrs. Berger, Kazanowski and King. The functions of the Audit and Risk Management Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. This committee met a total of four times during 2001.

     During 2001, the Compensation and Human Resources Committee was composed of Messrs. Berger, Kazanowski and King. The functions of the Compensation and Human Resources Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administrating the Company's stock option and incentive plans, making recommendations to the Board with respect to the participation in such plans by directors, officers and employees of, and consultants to the Company and the extent of that participation, and considering such other matters as may from time to time be referred to the Compensation and Human Resources Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in the deliberations by such committee concerning the compensation of such executive officers. This committee met a total of four times during 2001.


                             MANAGEMENT COMPENSATION

Executive Compensation

     The following table sets forth a summary of the compensation earned during each of the three most recently completed fiscal years by the Company's President and Chief Executive Officer, and the Company's four other most highly compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                         Long Term
                                                                        Compensation
                                            Annual Compensation             Awards
                                      ------------------------------  ------------------
                                                                         Common Stock
                                       Fiscal                             Underlying
Name and Principal Position             Year      Salary(1)   Bonus        Options(2)
---------------------------           -------    --------    -------  ------------------
George E.  Mendenhall, Ph.D.            2001      132,611      - 0 -         10,000
 Chief Executive Officer and Chairman   2000      126,083     21,750         35,000
 of the Board of Directors              1999       70,000      - 0 -         50,000


Stuart E. Massey                        2001      132,611      - 0 -         10,000
 Executive  Vice President and          2000      126,083     21,750         42,000
 Chief Technology Officer               1999       70,000      - 0 -         50,000


Harry P. Langley(3)                     2001     $135,111      - 0 -        100,000
 Former Chairman of the Board,          2000      127,833    $42,800         47,000
 President and Chief Executive Officer  1999       70,000      - 0 -         50,000


William S. McMaster                     2001      208,333      - 0 -         10,000
 Chief Financial Officer and            2000       93,750      - 0 -        100,000
 General Counsel

Donald R. Futch                         2001      115,556      - 0 -         10,000
 Vice President of Business Development 2000      118,750     19,500         40,500
                                        1999       75,000      - 0 -         50,000


(1) Effective September 1, 2001, each of the Named Executive Officers in the table above voluntarily elected to defer a portion of the cash compensation paid to them. As of December 31, 2001, Dr. Mendenhall and Messrs. Langley, Massey, McMaster and Futch had deferred cash compensation payable to them in the amounts of $16,889, $16,889, $16,889, $41,667 and $14,445, respectively. See "Employment Contracts."


(2) Amount represents shares of common stock underlying options granted during the indicated fiscal year.


(3) Effective October 15, 2001, Mr. Langley withdrew as an officer of the Company. Of the salary amount reflected in the table, $16,888 represents payments to Mr. Langley as part of his severance arrangement with the Company. All of the options reflected for 2001 for Mr. Langley were granted as part of his severance arrangement with the Company.


Director Compensation


     The directors of the Company who are executive officers of the Company are not separately compensated for serving as directors of the Company. All directors of the Company are reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. Non-employee directors receive discretionary annual grants of stock options. During the fiscal year ended December 31, 2001, Mr. Berger received stock options for the purchase of 18,000 shares of the Company's common stock. Directors are granted additional options for service as chair and co-chair of the committees on which they serve. The exercise prices are equal to the closing sales price of the common stock on the date of option grant. The option term is ten years with 50% vesting on the date six months from the effective date of the grant and 50% on the one year anniversary of the effective date of the grant.

Option Grants

     The following table sets forth certain information with respect to options to purchase common stock that were granted during the fiscal year ended December 31, 2001 to each of the Named Executive Officers.

                              OPTION GRANTS IN 2001

                                Individual Grants

                                                                  Percent of Total
                                              Number of           Options Granted to
                                              Securities            Employees           Exercise
                                          Underlying Options          In 2001             Price         Expiration
          Name                                 Granted             Classification       Per Share          Date
  -------------------------------------   -------------------    ------------------     ---------       ----------


  George E. Mendenhall, Ph.D.                         10,000            5.75%             3.41           11/11/11


  Stuart E. Massey                                    10,000            5.75%             3.41           11/11/11


  Harry P. Langley                                   100,000           57.50%           $ 1.80           10/15/06


  William S. McMaster                                 10,000            5.75%             3.41           11/11/11

  Donald R. Futch                                     10,000            5.75%             3.41           11/11/11



     It is important to note that stock options have value to their recipients, including the listed executive officers, only if the stock price advances beyond the grant date price shown in the table during the effective option period. All awards in the preceding table, except for the awards to Mr. Langley, were made pursuant to the Company's 2001 Stock Incentive Plan. Under this plan, the exercise price per share must be not less than the fair market value of a share of the common stock on the date the stock option is granted. The grants provide that the options may not be exercised during the first six months after the date of grant.

Option Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers at December 31, 2001. None of the Named Executive Officers exercised any options or warrants during 2001.

------------------------------------------------------------------------------------------

                               December 31, 2001 Option Values
------------------------------------------------------------------------------------------

                            Number of Securities Underlying       Value of Unexercised
------------------------------------------------------------------------------------------

                                                                  In-the-Money-Options
                            Unexercised Options at 12/31/01            at 12/31/01
                            -------------------------------            -----------
------------------------------------------------------------------------------------------



 Name                       Exercisable     Unexercisable    Exercisable     Unexercisable
 ----                       -----------     -------------    -----------     -------------
------------------------------------------------------------------------------------------

 Harry P. Langley               -0-            100,000           -0-              -0-
------------------------------------------------------------------------------------------
 Stuart E. Massey              97,000            5,000          $6,893            -0-
------------------------------------------------------------------------------------------
 George E. Mendenhall          90,000            5,000           -0-              -0-
------------------------------------------------------------------------------------------
 William S. McMaster           80,000            5,000           -0-              -0-
------------------------------------------------------------------------------------------
 Donald R. Futch              129,500            5,000          81,436            -0-
------------------------------------------------------------------------------------------

Employment Contracts

     Each of the Named Executive Officers has entered into an employment contract with the Company which renews automatically for successive one-year terms unless the Company or the executive officer provides written notice of termination at least 90 days before the end of the current term. The material features of those employment contracts are summarized below. In addition, each of the Named Executive Officers voluntarily elected as of September 1, 2001 to defer the cash compensation paid to them for the period from September 1, 2001 to June 1, 2002, with the ability to extend the deferral period until September 2002. The deferred obligation of the Company bears simple interest at the annual rate of ten percent. In addition, each officer receives an option to purchase one share of common stock for each two dollars of cash compensation deferred. The exercise price of each option is equal to the trading price of the common stock on the date of grant of the option.

     Messrs. Mendenhall and Massey have each been a party to employment contracts with the Company since January 1, 1997. Each of these contracts has been amended from time to time. Under the terms of these employment contracts as currently in effect, Messrs. Mendenhall and Massey agree to act as the Company's Chief Executive Officer and Chairman of the Board and as Executive Vice President, respectively, in exchange for annual compensation of $152,000 and $145,000, respectively. If the contract is terminated by the Company without cause, the Company will be required to pay the affected executive officer an amount equal to the greater of the total salary and benefits due to the executive officer for the remainder of the term of the employment contract or two year's total salary and benefits.

     Mr. Futch has been a party to an employment contract with the Company since January 1, 1998, which has been amended from time to time. Under the terms of his employment contract as currently in effect, Mr. Futch agrees to act as the Company's Vice President of Business Development in exchange for annual compensation of $130,000.


     Mr. Hopkins has been a party to an employment contract with the Company since October 1995, which has since been amended under the terms of his employment contract as currently in effect, Mr. Hopkins agrees to act as the Company's Vice President of Operations in exchange for annual compensation of $126,000.


     Mr. McMaster has been a party to an employment contract with the Company since May 30, 2000. Under the terms of his employment contract, Mr. McMaster agrees to act as the Company's Chief Financial Officer and General Counsel in exchange for annual compensation of $250,000.

     Each of the executive officers may receive a bonus at the discretion of the Company's Board of Directors. In addition to the foregoing, the Company has also agreed to provide each executive officer with life insurance, medical insurance, vacation leave, sick leave and other benefits, such as stock options, as may be approved by the Board of Directors. Each executive officer is also eligible to participate in the Company's employee benefit plans, including any established retirement, profit sharing or deferred compensation plan.

     Each of the Company's employment contracts contains a non-competition clause restricting the employee's ability to compete with the business of the Company during the term of the contract and for a period of one to two years thereafter in those states where the Company had clients when the employment contract was terminated. Each contract also contains a provision limiting the disclosure of confidential or trade secret information of the Company.


     Effective October 15, 2001, Harry P. Langley, the Company's former Chief Executive Officer and President, voluntarily resigned from his Officer and Board of Director positions with the Company to pursue other interests. Under his severance agreement with the Company, Mr. Langley is entitled to salary and medical benefits continuation through October 15, 2003, and the extension of the expiration date on stock options he held for the purchase of 100,000 shares of Common Stock. The Company's obligation to Mr. Langley is reduced dollar-for-dollar by the amounts owed to the Company by Mr. Langley. See "Certain Relationships Related Transactions."

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company regarding the beneficial ownership of common stock as of March 31, 2002. Information is presented for (i) shareholders owning more than five percent of the outstanding common stock, (ii) each director, director nominee and executive officer of the Company, individually, and (iii) all directors and executive officers of the Company, as a group. The percentages are calculated based on the shares of common stock outstanding on March 31, 2002.

--------------------------------------------------------------------------------
                                                  Number of         Percentage
Name of Beneficial Owner                           Shares           Ownership
------------------------                        Beneficially        ---------
                                                ------------
                                                  Owned (1)
                                                  ---------
--------------------------------------------------------------------------------
Carl Joseph Berger, Jr. (2)                        117,530               *
--------------------------------------------------------------------------------
Donald R. Futch (3)                                213,077               1.18%
--------------------------------------------------------------------------------
Harry P. Langley  (4) (8)                        1,309,879               7.30%
--------------------------------------------------------------------------------
Stuart E. Massey (5) (8)                         1,390,088               7.76%
--------------------------------------------------------------------------------
William S. McMaster (6)                            112,200               *
--------------------------------------------------------------------------------
George E. Mendenhall (7) (8)                     1,353,988               7.55%
--------------------------------------------------------------------------------
All executive officers and directors as a group
(6 persons)                                      4,496,762              24.25%
-------------------------------------------------------------------------------

*    Amount represents less than 1.0 percent

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.


(2) Includes 4,780 shares held by a family member of Mr. Berger and 101,200 shares issuable under options.

(3) Includes 1,000 shares held by a family member and 199,500 shares issuable under options.

(4) Includes 1,000 shares held by a family member and 109,879 shares issuable under options.

(5)  Includes 97,988 shares issuable under options.

(6) Includes 2,200 shares held by a family member of Mr. McMaster and 110,000 shares issuable under options.

(7)  Includes 95,988 shares issuable under options.

(8) The address of Messrs. Langley, Massey, and Mendenhall is Suite 228, 115 Atrium Way, Columbia, South Carolina 29223. The address of Mr. Langley is 39 Shore line Dr. Columbia SC 29229.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission rules to furnish the Company with copies of all forms they file. Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that, during fiscal 2001, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were satisfied.




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal year 2001, there were no transactions or arrangements between the Company and any of its officers, directors or significant shareholders, which individually or in the aggregate, equaled or exceeded $60,000 in value, or were otherwise disclosable pursuant to Regulation S-B promulgated by the SEC, except for the following:


     Dr. Mendenhall was indebted to the Company pursuant to two promissory notes dated April 29, 1999 in the principal amount of $33,910, and dated December 22, 1999 in the principal amount of $30,114. Both notes were delivered to the Company by Dr. Mendenhall in payment of the purchase price for common stock upon the exercise by him of stock options on the respective dates of the notes. The notes carry an annual interest rate of prime on the unpaid principal balance and are collateralized by the shares of common stock purchased upon the delivery of the notes. All unpaid interest and principal is due at maturity. The greatest amount owed to the Company under these notes, including interest, during fiscal year 2001 was $75,549 which equaled the amount owed at December 31, 2001. In addition, Dr. Mendenhall was indebted to the Company in the amount of $19,800 as of January 1, 2001 in connection with certain non- interest bearing cash advances that were made to him during 2000. The amount outstanding at December 31, 2001 pursuant to these advances was $17,400.

     Mr. Massey was indebted to the Company pursuant to two promissory notes dated April 29, 1999 in the principal amount of $33,910, and dated December 29, 1999 in the principal amount of $30,683. Both notes were delivered to the Company by Mr. Massey in payment of the purchase price for common stock upon the exercise by him of stock options on the respective dates of the notes. The notes carry an annual interest rate of prime on the unpaid principal balance and are collateralized by the shares of common stock purchased upon the delivery of the notes. All unpaid interest and principal is due at maturity. The greatest amount owed to the Company under these notes, including interest, during fiscal year 2001 was $76,119 which equaled the amount owed at December 31, 2001. In addition, Mr. Massey was indebted to the Company in the amount of $5,000 as of January 1, 2001 in connection with certain non-interest bearing cash advances that were made to him during 2000. The amount outstanding at December 31, 2001 pursuant to these advances was $2,600.

     Mr. Langley was indebted to the Company pursuant to two promissory notes dated April 29, 1999 in the principal amount of $33,910, and dated December 29, 1999 in the principal amount of $30,683. Both notes have a three year term, were delivered to the Company by Mr. Langley in payment of the purchase price for common stock upon the exercise by him of stock options on the respective dates of the notes. The notes carry an annual interest rate of prime on the unpaid principal balance and are collateralized by the shares of common stock purchased upon the delivery of the notes. All unpaid interest and principal is due at maturity. The greatest amount owed to the Company under these notes, including interest, during fiscal year 2001 was $69,083 which equaled the amount owed at December 31, 2001. In addition, Mr. Langley was indebted to the Company in the amount of $47,650 as of January 1, 2001 in connection with certain non-interest bearing cash advances that were made to him during 2000. The amount outstanding at December 31, 2001 pursuant to these advances was $45,250.

                             AUDIT COMMITTEE REPORT


     The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management and the independent auditors, Scott McElveen, LLP. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the financial statements with management and the independent accountants. The discussions with Scott McElveen, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Scott McElveen, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Scott McElveen, LLP.

     Based on the discussions with management and Scott McElveen, LLP, the Audit Committee's review of the representations of management and the report of Scott McElveen, LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB that was filed with the Securities and Exchange Commission for the year ended December 31, 2001.

     Submitted by the Audit Committee of the Company's Board of Directors.

          Carl Joseph Berger, Jr.
          Roger A. Kazanowski

                          SCOTT McELVEEN, LLP'S FEES

Audit Fees


     During 2001, Scott McElveen, LLP billed the Company an aggregate of $32,200 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2000. We estimate that the total fees for such services rendered by Scott McElveen, LLP for the audit of our financial statements for the year ended December 31, 2001 will be approximately $ 71,000.


Financial Information Systems Design and Implementation Fees

     During the year ended December 31, 2001, Scott McElveen, LLP did not provide the Company with any services related to financial information systems design or implementation.

All Other Fees

     During the year ended December 31, 2001, in addition to the billed audit fees described above, Scott McElveen, LLP billed the Company an aggregate of $56,155 for the following professional services provided during 2001: tax return preparation, assistance with preparation of the Annual Report on Form 10-KSB and reviews of the financial statements included in our periodic Forms 10-QSB.

                                  ANNUAL REPORT


     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, which is required to be, and has been, filed with the Securities and Exchange Commission, is being delivered to shareholders concurrently with the delivery of this proxy statement. Shareholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-KSB may obtain one without charge, by making written request to Ms. Sharon R. Gambrell, Integrated Business Systems and Services, Inc., Suite 228, 115 Atrium Way, Columbia, South Carolina 29223 (803)736-5595 ext. 125.



By Order of the Board of Directors,


/s/ George E. Mendenhall

George E. Mendenhall, Ph.D.
Chief Executive Officer and Chairman of the Board


Columbia, South Carolina
April 30, 2002

                                                                         Exhibit

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                            2001 STOCK INCENTIVE PLAN

1.       PURPOSES

       1.1. The purposes of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan are to (i) provide an incentive and reward to directors and employees of the Company, and consultants and advisors to the Company, who are and have been in a position to contribute materially to improving the Company's profits, (ii) aid in the growth of the Company, and
(iii) encourage ownership of Shares by directors and employees.

2.       DEFINITIONS

       2.1. For purposes of this Plan the following terms shall have the definition which are attributed to them below, unless another definition is clearly indicated by a particular usage and context.

       (a)        "Agreement" means the written document issued by the Committee
                   ---------
                  to a Participant whereby an Award is made to that Participant.

       (b)        "Award" means the issuance pursuant to this Plan of an Option,
                   -----
                  an SAR or Restricted Stock.

       (c)        "Awarded Shares" means Shares subject to outstanding Awards.
                   --------------

       (d)        "Board" means the Company's Board of Directors.
                   -----

       (e)        "Cause" means theft or destruction of property of the Company,
                   -----
                  a Parent or Subsidiary, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties to the Agreement.

       (f)        "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

       (g)        "Committee" means the Stock Incentive Plan Committee(s)
                   ---------
                  appointed by the Board pursuant to Section 3.1.

       (h)        "Company" means Integrated Business Systems and Services,
                   -------
                  Inc., a corporation incorporated under the laws of the state of South Carolina, and any successor thereto.

       (i)        "Consultant" means any person or entity that provides services
                   ----------
                  to the Company as a consultant or advisor.

       (j)        "Director" means any individual appointed or elected to the
                   --------
                   Board.

       (k)        "Effective Date of Grant" means the effective date on which
                   -----------------------
                   the Committee makes an Award.

       (l)        "Employee" means any individual who performs services as a
                   --------
                  common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

       (m)        "Fair Market Value" means the value established by the
                   -----------------
                  Committee based upon such factors as the Committee in its sole discretion shall decide, including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

       (n)        "Incentive Stock Option" means any option granted under this
                   ----------------------
                  Plan which meets the requirements of Code (s) 422A and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

       (o)        "Nonqualified Stock Option" means any Option granted under
                   -------------------------
                  this Plan which is not an Incentive Stock Option.

       (p)        "Option" means the right to purchase from the Company a stated
                   ------
                  number of Shares at a specified price.

       (q)        "Option Price" means the purchase price per Share subject to
                   ------------
                  an Option and shall be fixed by the Committee.

       (r)        "Parent" means any corporation (other than the Company) in an
                   ------
                  unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code (s) 425(e) and any regulations or rulings promulgated thereunder.

       (s)        "Participant" means a Director, an Employee or a Consultant
                   -----------
                  who has received an Award under this Plan.

       (t)        "Permanent and Total Disability" shall have the same meaning
                   ------------------------------
                  as given to that term by Code (s) 22(e)(3) and any regulations or rulings promulgated thereunder.

       (u)        "Plan" means this Integrated Business Systems and Services,
                   ----
                  Inc. 2001 Stock Incentive Plan, as evidenced herein and as amended from time to time.
                                       2

       (v)        "Restricted Stock" means Shares issued to the Participant
                   ----------------
                  pursuant to Section which are subject to the restrictions of this Plan and the Agreement.

       (w)        "Restriction Period" means a period commencing on the
                   ------------------
                  Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

       (x)        "SAR" means stock appreciation rights issued to a Participant
                   ---
                  pursuant to Section .


       (y)        "SAR Price" means the base value established by the Committee
                   ---------
                  for an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

       (z)        "Share" means one share of the common stock of the Company.
                   -----

       (aa)       "Subsidiary" means any corporation in an unbroken chain of
                   ----------
                  corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code ss. 425(f) and any regulations or rulings promulgated thereunder.

       (bb)       "1933 Act" means the Securities Act of 1933, as amended.
                   --------

       (cc)       "1934 Act" means the Securities Exchange Act of 1934, as
                   --------
                  amended.


3.       ADMINISTRATION

       3.1. This Plan shall be administered by a Committee, or by more than one Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

       3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

       3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions as set forth in Section 6.1 or otherwise, including the type of Award to be made to each, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, with respect to each Option whether it is an Incentive Stock

Option or Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

       3.4. The interpretation and construction by the Committee of any provisions of this Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

4.       ELIGIBILITY

       4.1. Each Participant shall be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary as selected by the Committee in its sole discretion from time to time.

       4.2. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.

5.       SHARES SUBJECT TO AWARD

       5.1. The securities subject to the Awards shall be 1,100,000 Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

       5.2. In the event that any outstanding Award under this Plan expires or is terminated for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.

6.       TERMS AND CONDITIONS

       6.1. Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

       (a)     Number of Shares. Each Award shall state the number of Shares to
               ----------------
               which it pertains.

       (b)     Date. Each Award shall state the Effective Date of Grant.
               ----

       (c)     Price. With respect to each Award or portion thereof, which
               -----
               requires payment of an Option Price, it shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

       (d)     Method and Time of Payment. With respect to an Award, or portion
               --------------------------
               thereof, which requires payment of an Option Price, the Option Price shall be payable on the exercise of the Award and may be paid in or by any one of the following means, or any combination thereof, to the extent not otherwise designated by the Committee in the Agreement:

               (1)  Cash;

               (2) Check (which clears in due course) payable to Integrated Business Systems and Services, Inc.;

               (3) Shares tendered to the Company, duly endorsed for transfer and owned by Participant to be credited against the Option Price at the Fair Market Value of such tendered Shares on the date of exercise; provided however, that no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any amount by which the aggregate Fair Market Value of the Shares so transferred exceeds the aggregate Option Price; and

               (4) A note payable executed and delivered by Participant to the Company upon terms acceptable to the Company in an amount equal to the aggregate Option Price or relevant portion thereof, such note payable to be fully secured by the pledge to the Company of any Shares whose Option Price is covered by such note and the certificates representing such Shares shall be held in the custody of the Company until such note is paid in full. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment (in one or more of the alternative forms permitted herein) is received in full by the Company.

       (e)     Conversion of Option. Unless the Committee elects otherwise in
               --------------------
               the Agreement representing any Award, in lieu of the payment of all or any or any portion of the Option Price in accordance with the preceding subparagraph (d), a Participant may convert all or a portion of an Option by the surrender of the Agreement and delivery of a Notice of Conversion in the form attached to the Agreement, duly executed, at the principal executive offices of the Company, into Shares as provided in this subparagraph (e). Upon exercise of this conversion right, the Participant shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

               A = the current Fair Market Value of one Share on the date of conversion.

               B =  the Option Price for one Share under the Agreement.

               X = the number of Shares with respect to which the Option is being converted.

               If the above calculation results in a negative number, then no Shares shall be issued or be issuable upon conversion of the Option. By way of illustration, if the Option Price is $10.00 per Share, the current Fair Market Value is $20.00 per Share, and the Option is being converted with respect to 100,000 Shares, then 50,000 Shares would be issued on conversion [($20.00 -$10.00) x 100,000 divided by $20.00 = 50,000] and the number of Shares issuable upon exercise of the Option would be reduced by 100,000.

       (f)     Transfer of Option or Stock. No Award, Option, SAR, or Restricted
               ---------------------------
               Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant's death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six (6) month period which begins on the Effective Date of Grant of such Award.

       (g)     Recapitalization. The Committee shall make appropriate
               ----------------
               adjustments in the number of Awarded Shares or in the Option Price or SAR Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

       (h)     Investment Purpose.
               ------------------

               (1) The Company shall not be obligated to sell or issue any Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its determination shall be conclusive and binding on all parties to the Agreement.

               (2) Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

       (i)     Other Provisions. Awards authorized under this Plan may contain
               ----------------
               any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to:

               (1) Offering Options in tandem with or reduced by other Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

               (2) Providing for the issuance to the Participant upon exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

     (j)  Duration of Award. Each Award shall be for a term of up to ten (10)
          -----------------
          years from the Effective Date of Grant as determined in the sole discretion of the Committee.

     6.2. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, the securities laws or otherwise.

     6.3. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant's duties or position except to the extent the Agreement with the Participant provides otherwise.

     6.4. Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

     (a) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

     (b) During the Participant's lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant's behalf by the Participant's legal guardian.

7.     INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

     7.1. The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. An Award to a non-Employee Director or Consultant may be only a
              ---------------------------------------------------------------
Nonqualified Stock Option. The Committee may grant both an Incentive Stock
-------------------------
Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

     7.2. Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000.

     7.3. The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant. With respect to a Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

     7.4. Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with Section or with any requirement for Incentive Stock Options pursuant to Code (S) 422A and the regulations issued thereunder.

     7.5.   An Option may be terminated as follows:

     (a) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

     (b) Upon termination of employment, the Option will terminate upon the earliest of (i) the full exercise of the Option (ii) the expiration of the Option by its terms, and (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such period shall be one (1) year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code (S) 422A and the regulations issued thereunder.

     (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

     7.6. Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

     7.7. A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(g).

     7.8. The continuous employment of a Consultant will be deemed terminated for purposes of this Plan upon receipt of written notice from the Company to the effect that the Company will no longer transact business with the Consultant.

8.     STOCK APPRECIATION RIGHTS

     8.1. The Committee, in its sole discretion, may grant to a Participant an SAR.

     8.2. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for a SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

     8.3. Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each Share being exercised under the SAR (a) the Fair Market Value of a Share on the date of exercise over (b) the SAR Price for such Share.

     8.4. At the sole discretion of the Committee, the payment of such excess shall be made in (a) cash, (b) Shares, or (c) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

     8.5. An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section , unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

     8.6.   An SAR may be terminated as follows:

     (a) During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

     (b) Upon termination of employment, the SAR will terminate upon the earliest of (1) the full exercise of the SAR, (2) the expiration of the SAR by its terms, and (3) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one year, or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

     (c) Subject to the terms of the Agreement with the Participant if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

       (d) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

       8.7. If an SAR which was considered an Award for purposes of Section is terminated or unexercised for any reason, the number of Shares of such SAR that were unexercised shall be again available for Award under this Plan.

       8.8. The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 6.1(g).

9.       RESTRICTED STOCK

       9.1. The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

       9.2. Restricted Stock shall be Shares which are subject to Restriction Period.

       9.3. Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

       9.4. Upon such forfeiture, shares representing such forfeited restricted Stock shall obtain become available for Award under the Plan.

       9.5. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legend as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.

10.      AMENDMENT OR DISCONTINUANCE OF PLAN

       10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

       (a)   Change the class of Employees eligible to participate; or

         (b) Except as provided in Section 5, increase the number of Shares which may be subject to Options granted under this Plan.

       10.2. No amendment to this Plan shall alter or impair any Award granted under this Plan without the consent of the holder of such Award.

11.    INDEMNIFICATION OF COMMITTEE

       In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties: provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

12.    NO OBLIGATION TO EXERCISE OPTION OR SAR

       The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.

13.    EFFECTIVE DATE; DURATION OF PLAN

       13.1. This Plan shall become effective as of February 23, 2001.

       13.2. No Award may be made after the tenth anniversary of the effective date of this Plan.

14.    EFFECT OF PLAN

       The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.

15.    CHANGE IN CONTROL

       15.1. Treatment of Outstanding Awards.  Upon the occurrence of a Change
             -------------------------------
In Control, as defined below, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement,
(a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, and (b) any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

       15.2. Change in Control Defined.  For purposes of this Section, a Change
             -------------------------
In Control shall mean that any of the following events shall have occurred:

       (a) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the 1934 Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act) of 25% or more of the then outstanding voting stock of the Company;

       (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

       (c) The Board determines that a tender offer for the Company's outstanding Shares indicates a serious intention by the offeror to acquire control of the Company; or

       (d) The Shareholders of the Company approve (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all of the Company's assets; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

       15.3. Termination, Amendment and Modifications of Change in Control
             -------------------------------------------------------------
Provisions. Notwithstanding any other provision of this Plan or any Agreement,
----------
the provisions of this Section may not be terminated, amended or modified on or after the effective date of a Change in Control to affect adversely the operation of any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

16.   SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

    16.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation (other than a consolidation or merger in which (a) the Company is the continuing corporation and (b) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

       This Agreement, dated as of _________________, implements the grant of an incentive stock option pursuant to action of the committee ("Committee") appointed by the Board of Directors ("Board") of Integrated Business Systems and Services, Inc. ("Company") to ("Optionee") subject to the terms and conditions of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan ("Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1.       Grant of Option and Purchase Price. The Company, pursuant to action of
         ----------------------------------
the Committee, grants to the Optionee an Option to purchase _________________ Shares at a price of $ ____________per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the date of grant of this option.

2.       Expiration of the Option. This Option shall expire ("Expiration Date")
         ------------------------
on the earlier of (i)_________________ (_________) years from the date hereof;
(ii) three months after the Optionee ceases to be an Employee of the Company, a Parent or a Subsidiary (twelve months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability or the date of termination of employment, if termination of employment is due to Cause); (iii) the date this Option is fully exercised; or
(iv) the date mutually agreed to by the Committee and the Optionee.

3.       Exercise of Option
         ------------------

         3.1. Subject to any other conditions herein, this Option shall vest on the _________ anniversary date of this Agreement. The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer an Employee of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

         3.2. This Option may be exercised by mailing or delivering to Integrated Business Systems and Services, Inc., Attention: Corporate Secretary, 115 Atrium Way, Suite 228, Columbia, South Carolina 29223, (i) a written signed notice of such exercise which specifies the Effective Grant Date of this Option, and the number of Shares being purchased, and (ii) payment for such Shares in accordance with Section 6.1 of the Plan. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4.       Non-transferability of Option. This Option shall not be transferable
         -----------------------------
by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

5.     Adjustment in Shares Subject to the Option. The Committee will make
       ------------------------------------------
appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6.   Rights as Shareholder or Employee.
     ---------------------------------

     6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

     6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7.     Withholding. The Committee will make whatever arrangements the Company
       -----------
deems necessary or appropriate to comply with all applicable tax withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until tax withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8.     Entire Agreement. This Agreement, together with the provisions of the
       ----------------
Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9.   Applicable Law. The Plan and this Agreement shall be governed by the laws
     --------------
of the State of South Carolina.


                    INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

                    By:


                    Optionee (Signature)

                                            __________________________________
                                            Optinee (Please print full name)

                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------

       This Agreement, dated as of ________________, implements the grant of a nonqualified stock option pursuant to action of the committee ("Committee") appointed by the Board of Directors ("Board") of Integrated Business Systems and Services, Inc. ("Company") to ("Optionee") subject to the terms and conditions of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan ("Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1.       Grant of Option and Purchase Price. The Company, pursuant to action of
         ----------------------------------
the Committee, grants to the Optionee an Option to purchase _________________ Shares at a price of $_________________ per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the date of grant of this option.

2.       Expiration of the Option. This Option shall expire ("Expiration Date")
         ------------------------
on the earlier of (i) ___________________(_________) years from the date hereof;
(ii) three months after the Optionee ceases to be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary (twelve months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability or the date of termination of employment, if termination of employment is due to Cause); (iii) the date this Option is fully exercised; or (iv) the date mutually agreed to by the Committee and the Optionee.

3.     Exercise of Option
       ------------------

       3.1. Subject to any other conditions herein, this Option shall vest on the _________ anniversary date of this Agreement. The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer a Director, an Employee or a Consultant of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

       3.2. This Option may be exercised by mailing or delivering to Integrated Business Systems and Services, Inc., Attention: Corporate Secretary, 115 Atrium Way, Suite 228, Columbia, South Carolina 29223, (i) a written signed notice of such exercise which specifies the Grant Effective Date of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to Integrated Business Systems and Services, Inc. and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4.       Non-transferability of Option. This Option shall not be transferable
         -----------------------------
by the Optionee other than by will or the laws of descent and distribution and shall b exercisable during the Optionee's lifetime only by the Optionee.

5.       Adjustment in Shares Subject to the Option. The Committee will make
         ------------------------------------------
appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6.   Rights as Shareholder or Employee.
     ---------------------------------

     6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

     6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7.     Withholding. The Committee will make whatever arrangements the Company
       -----------
deems necessary or appropriate to comply with all applicable tax withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until tax withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required tax withholding arrangements shall result in a forfeiture of any benefits hereunder.

8.     Entire Agreement. This Agreement, together with the provisions of the
       ----------------
Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9.     Applicable Law.  The Plan and this Agreement shall be governed by the
       --------------
laws of the State of South Carolina.

                            INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

By:_______

Its:______



                            Optionee (Signature)


                            Optionee (Please print name)

    PLEASE MARK VOTES
:   AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 6, 2002 AT THE COMPANY'S HEADQUARTERS, 115 ATRIUM WAY, SUITE 228, COLUMBIA, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

The undersigned hereby appoints Donald R. Futch and Sharon R. Gambrell, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of Integrated Business Systems and Services, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2002 Annual Meeting of Shareholders of the Company and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1. Election of Directors:
For All Except:                                []

                                              For      Withhold
Three-year term:
Carl Joseph Berger, Jr.                        []         []

One-year term:
Roger A. Kazanowski                            []         []

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below.

                                                   For     Against    Abstain

2. Approval of Amendment to                         []        []         []
   2001 Stock Incentive Plan


3. Ratifications of appointment of Scott            []        []         []
   McElveen, LLP, as independent public
   Accountants for the Company for the fiscal
   Year ending December 31, 2002.

4. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the spaces provided below.

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Shareholder sign above                Co-holder (if any) sign above


----------------------------------------

----------------------------------------
Date

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

To be represented at the Meeting, this Proxy must be received at the office of "PACIFIC CORPORATE TRUST COMPANY" by mail or fax no later than forty - eight
(48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8 and its FAX number is (604) 689-8144.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY